UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: December 20, 2010

(Date of earliest event reported)

ABIOMED, Inc.

(Exact name of registrant as specified in its charter)

Delaware	04-2743260
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

0-20584

(Commission File Number)

22 Cherry Hill Drive

Danvers, MA 01923

(Address of Principal Executive Offices, including Zip Code)

(978) 646-1400

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events.

On December 6, 2010, we issued a press release reporting the interim results of our Impella Protect II trial. Subsequent to that date, we identified an error in a p-value originally reported to us by the reporting academic research organization. A p-value of p=0.11 was reported for a subgroup representing 88% of patients (patients without atherectomy (n=267)). The correct p-value is p=0.06. A corrected table of the interim results of the trial is set forth below.

PROTECT II Per Protocol Patients With and Without Atherectomy

Patients (Interim: 305 patients)	% Interim Study Population	Impella Major Adverse Event Rate	IAB Major Adverse Event Rate	p value
All patients (n=305, at 30 days)	100%	38%	43%	p=0.40
Patients without atherectomy (n=267)	88%	32%	43%	p=0.06
Patients with atherectomy (n=38)* (Impella n=25, IAB n=13, p=0.04)	12%	72%	46%	p=0.12

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Abiomed, Inc.

By:	/S/ MICHAEL R. MINOGUE
Michael R. Minogue
President and Chief Executive Officer

Date: December 20, 2010